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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2000

                            Prison Realty Trust, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                        0-25245                 62-1763875
        --------                        -------                 ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200

                                  Not Applicable
                                  --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

       On April 5, 2000, Prison Realty Trust, Inc. ("Prison Realty" or the "Company") received a definitive agreement executed by Pacific Life Insurance Company ("Pacific Life") with respect to a transaction intended to serve as an alternative to the previously announced restructuring transaction led by a group of investors consisting of an affiliate of Fortress Investment Group LLC and affiliates of The Blackstone Group, together with an affiliate of Bank of America Corporation (the "Fortress/Blackstone Investment Group"). The agreement submitted to Prison Realty by Pacific Life containing the terms of the transaction is filed herewith as Exhibit 10.1 and is incorporated herein in its entirety.

        On Thursday, April 6, 2000, Prison Realty's board of directors voted to approve the Pacific Life agreement and submit it to the Fortress/Blackstone Investment Group in connection with their right to match the terms of that agreement, in accordance with the provisions of the existing Securities Purchase Agreement, dated as of December 26, 1999 and amended on February 28, 2000, by and among Prison Realty, Corrections Corporation of America ("CCA"), Prison Management Services, Inc. ("PMSI"), and Juvenile and Jail Facility Management Services, Inc. ("JJFMSI"), on the one hand, and the Fortress/Blackstone Investment Group, on the other hand (the "Fortress/Blackstone Securities Purchase Agreement"). The Fortress/Blackstone Securities Purchase Agreement, as amended, is included as Exhibit 10.1 to Prison Realty's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "Commission") on December 28, 1999 and as Exhibit 10.1 to Prison Realty's Current Report on Form 8-K filed with the Commission on March 1, 2000. Pursuant to the matching provisions contained in the Fortress/Blackstone Securities Purchase Agreement, the Fortress/Blackstone Investment Group will have until midnight on Friday, April 14, 2000 to match the terms of the Pacific Life agreement.

        The press release issued by Prison Realty on April 7, 2000 with respect to these events is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety.

       This Form 8-K contains forward-looking statements within the meaning of
Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Prison Realty's actual results could differ materially from those set forth in the forward-looking statements.

ITEM 7(C).  EXHIBITS.

The following exhibits are filed as part of this Current Report:

10.1 Form of Securities Purchase Agreement submitted by Pacific Life with the following exhibits attached: (i) as Exhibit A thereto, Agreement and Plan of Merger, dated as of December 26, 1999, by and among Prison Realty, CCA Acquisition Sub, Inc., PMSI Acquisition Sub, Inc. and JJFMSI Acquisition Sub, Inc. and CCA, PMSI and JJFMSI (previously filed as Exhibit
     2.1 to Prison Realty's Current Report on Form 8-K filed with the Commission on December 28, 1999 and incorporated herein by reference); (ii) as Exhibit B thereto, the Form of Articles of Amendment and Restatement of Prison Realty (filed herewith); (iii) as Exhibit C thereto, the Amended and Restated Bylaws of Prison Realty



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     (filed herewith); (iv) as Exhibit D thereto, the Form of Articles
     Supplementary for Series C Cumulative Convertible Preferred Stock (filed herewith); (v) as Exhibit E thereto, the Form of Articles Supplementary for Series B Cumulative Convertible Preferred Stock (filed herewith); (vi) as Exhibit F thereto, the Form of Warrant (filed herewith); and (vii) as Exhibit G thereto, the Form of Registration Rights Agreement (filed herewith) (certain schedules and exhibits to this document are omitted from this filing, and Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).

99.1 Prison Realty Press Release, dated April 7, 2000.





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                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2000                      PRISON REALTY TRUST, INC.

                                          By: /s/ Doctor R. Crants
                                              ----------------------------------
                                          Its: Chief Executive Officer
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                                      EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
-------       -----------------------
10.1          Form of Securities Purchase Agreement submitted by Pacific Life with the following exhibits attached: (i) as Exhibit A thereto,
              Agreement and Plan of Merger, dated as of December 26, 1999, by and among Prison Realty, CCA Acquisition Sub, Inc., PMSI
              Acquisition Sub, Inc. and JJFMSI Acquisition Sub, Inc. and CCA,
              PMSI and JJFMSI (previously filed as Exhibit 2.1 to Prison
              Realty's Current Report on Form 8-K filed with the Commission on
              December 28, 1999 and incorporated herein by reference); (ii) as
              Exhibit B thereto, the Form of Articles of Amendment and
              Restatement of Prison Realty (filed herewith); (iii) as Exhibit C thereto, the Amended and Restated Bylaws of Prison Realty (filed herewith); (iv) as Exhibit D thereto, the Form of Articles
              Supplementary for Series C Cumulative Convertible Preferred Stock
              (filed herewith); (v) as Exhibit E thereto, the Form of Articles
              Supplementary for Series B Cumulative Convertible Preferred Stock
              (filed herewith); (vi) as Exhibit F thereto, the Form of Warrant
              (filed herewith); and (vii) as Exhibit G thereto, the Form of
              Registration Rights Agreement (filed herewith) (certain schedules and exhibits to this document are omitted from this filing, and
              Prison Realty agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request).


99.1          Prison Realty Press Release, dated April 7, 2000.







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